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                                                                                            Exhibit 21
                                                                                            ----------

                                             SUBSIDIARIES

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                                                                                             STATE OF
                                                                                             ---------
NAME OF ENTITY                                                   OWNERSHIP                   FORMATION
--------------                                                   ---------                   ---------
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Trust                                             NA                         MD
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Hersha Hospitality Limited Partnership ("HHLP")                      NA                         VA
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Hersha Hospitality, LLC ("HH LLC")                              100% BY HHLP                    VA
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Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Carlisle
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Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Danville
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Duluth I
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Duluth II
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Hershey
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
New Columbia
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
New Cumberland,
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Newnan
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Peachtree
-----------------------------------------------  ------------------------------------------  ---------
Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
Selinsgrove
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Hersha Hospitality Limited Liability Company -                  100% BY HHLP                    DE
West Hanover,
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HHLP Valley Forge Associates                                    99% BY HHLP                     PA
                                                                1% BY HH LLC
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944 Associates                                                  99% BY HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                              Company-Carlisle
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1244 Associates                                                 99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                           Company-New Cumberland
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2144 Associates - Hershey                                       99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                              Company-Hershey
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2144 Associates - New Columbia                                  99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                            Company-New Columbia
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2144 Associates - Selinsgrove                                   99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                            Company-Selinsgrove
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2444 Associates                                                 99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                            Company-West Hanover
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2844 Associates                                                 99% by HHLP                     PA
                                                                1% by HH LLC
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3044 Associates                                               99% by HHLP and                   PA
                                                                1% by HH LLC
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3144 Associates                                                 99% by HHLP                     PA
                                                                1% by HH LLC
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3544 Associates                                                 99% by HHLP                     PA
                                                                1% by HH LLC
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5644 Duluth I Associates                                        99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                              Company-Duluth I
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5744 Duluth II Associates                                       99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                             Company-Duluth II
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5844 Newnan Associates                                          99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                               Company-Newnan
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5944 Peachtree Associates                                       99% by HHLP                     PA
                                                 1% by Hersha Hospitality Limited Liability
                                                             Company-Peachtree
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5544 JFK III Associates                                         99% by HHLP                     PA
                                                                1% by HH LLC
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Metro Two Hotel, LLC                                            100% by HHLP                    FL
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HT/CNL Metro Hotels, LP                                        33.33% by HHLP                   DE
                                                   66.67% by CNL Hospitality Partners, LP
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Chelsea Grand East, LLC                              100% by HT / CNL Metro Hotels, LP          NY
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44 New England Management Company                               100% by HHLP                    DE
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HHM Leasehold Interests, Inc.                     99% by Hersha Hospitality Management LP       DE
                                                                 1% by HHLP
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Hersha CNL TRS, Inc.                                 100% by HT / CNL Metro Hotels, LP          DE
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PRA Glastonbury, LLC                                            40% by HHLP                     CT
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Hersha PRA TRS, Inc.                                            40% by HHLP                     DE
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